EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL
EXECUTIVE OFFICER IN ACCORDANCE
WITH 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

In connection with the Quarterly Report of Wound Management Technologies, Inc. on Form 10-Q for the period ending September 30, 2017 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, John Siedhoff, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

November 16, 2017

/s/ John Siedhoff
John Siedhoff, Chairman